UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2003
                                                  -------------

                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                     0-20394                  06-1340408
----------------------------         ------------         ----------------------
(State or other jurisdiction         (Commission             (I.R.S. Employer
      of incorporation)              File Number)         Identification Number)





              415 Northern Blvd., Great Neck, New York     11021
              ----------------------------------------------------
              (Address of principal executive office)   (Zip Code)


       Registrant's telephone number, including area code: (516) 622-2800
                                                           --------------

Item 9. Information Provided Under Item 12 (Results of Operations and Financial Condition).

The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition."

On June 12, 2003, CoActive Marketing Group, Inc. issued a press release announcing its financial results for its fourth quarter and fiscal year ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2003

                                       COACTIVE MARKETING GROUP, INC.



                                       By: /s/ DONALD A. BERNARD
                                           -------------------------------------
                                           Donald A. Bernard,
                                           Executive Vice President and Chief
                                           Financial Officer

                                  EXHIBIT INDEX
                                  -------------


No.               Description
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Exhibit 99.1      Press Release dated June 12, 2003.